U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 6, 2003

                             AVERY SPORTS TURF, INC.
           (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or jurisdiction of incorporation or organization)

                                    0-29447
                           (Commission File Number)

                                   52-2171803
                    (I.R.S. Employer Identification Number)

     9 Riverside Industrial Complex, Rome, Georgia             30161
        (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number:  (706) 802-1970

                        In-Sports International, Inc.
      (Former name or former address, if changed since last report)

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR.

     On February 5, 2003, Avery Sports Turf, Inc, a Delaware corporation (the "Company" or "Avery") received letters Brent Paschal, a member of the Board of Director and George Avery also a member of the Board and the Company's President, tendering their immediate resignations.

     Mr. Paschal's letter, dated January 30, 2003, states that he is resigning because 1) there were no board meetings and thus he has not voted on any matters affecting the Company, 2) his signature is conformed on several filings made with the SEC that he did not sign or authorize anyone else to sign on his behalf, and 3) he challenges the accuracy of representations made in recent filings with the SEC.

     Mr. Avery's letter, also dated January 30, 2002, states that he is resigning because of ownership of a building by his wife rather than the Company and he alleges that the Company has not completed contracts with Avery Sports Turf, Inc. of Georgia, Mr. Avery's privately held company.

     The Company believes that Mr. Paschal's and Mr. Avery's purported reasons for their resignation are pretextual and do not clearly set forth their ulterior motives for resigning.

     The Company believes that there is no basis for Mr. Paschal's and Mr. Avery's reasoning with respect to their resignations, because the Board of Directors of the Company did transact business if not by Board meetings then through unanimous consents and resolutions of the board in lieu of meetings. Further, the Company believes the filings made with the SEC to be accurate and correct, and the Company does have a viable contract in place between it and Avery Sports Turf, Inc. (Avery Georgia).

     Mr. Paschal's and Mr. Avery's resignations, follows their attempts to circumvent the Company for their own prospective gain. The Company believes that while Mr. Paschal was a director of the Company, he utilized confidential information acquired in his capacity as a director to actively seek to enter into contract with the Mr. Avery's privately held company, Avery Georgia, Company's sole manufacturer of rubber-backed synthetic turf and to compete with the Company in the synthetic turf industry.

     The Company further believes that Mr. Paschal encouraged Mr. Avery to contemplate and/or to enter into contract with Mr. Paschal and his own company SafePlay for the production of synthetic turf, which would thereby render the existing contract between the Company and its turf manufacturer with little to no value.

     The Company is presently conducting an investigation to determine what is in the best interest of the shareholders and evaluating its legal options with respect to Mr. Paschal and Mr. Avery.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The Exhibits required by Item 601 of Regulation S-B, and an index thereto, are attached.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Avery Sports Turf, Inc.



Dated: February 6, 2003                  By:/s/Gary Borgland
                                            Gary Borgland, Director

                                  EXHIBIT INDEX

Exhibit No.               Exhibit Description

17.1     Brent Paschal Resignation Letter dated January 30, 2003

17.2     George Avery Resignation Letter dated January 30, 2002